Prospectus Supplement	229265 11/05

dated November 1, 2005 to:

PUTNAM INTERNATIONAL NEW OPPORTUNITIES FUND

Prospectuses dated January 30, 2005

The information under the sub-heading “Investment management teams” in the section “Who manages the fund?” is supplemented to reflect that the members of the International Growth Team who coordinate the team’s management of the fund’s portfolio are now solely Stephen P. Dexter (Portfolio Leader) and Denise D. Selden (Portfolio Member).